SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934



                                 November 9, 2004
                ------------------------------------------------
                Date of Report (date of earliest event reported)



                     ARMANINO FOODS OF DISTINCTION, INC.
            ----------------------------------------------------
            Exact name of registrant as specified in its charter



         Colorado                 0-18200                 84-1041418
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



                   30588 San Antonio St., Hayward, CA 94544
            ----------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code


                               (510) 441-9300
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               Registrant's Telephone Number, Including Area Code












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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 9, 2004, Armanino Foods of Distinction, Inc. reported its operating results for the quarter ended September 30, 2004. The Press Release is attached hereto as Exhibit 99.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is furnished pursuant to Item 12 is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Armanino Foods of Distinction, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c)  EXHIBITS.

          99 - Press Release dated November 9, 2004


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ARMANINO FOODS OF DISTINCTION, INC.



Dated: November 10, 2004          By:/s/ Edmond J. Pera
                                     Edmond J. Pera, Chief Operating
                                     Officer (Principal Financial Officer)



























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